UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 4, 2026
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Albright Way, Los Gatos, California		95032
(Address of principal executive offices)		(Zip Code)

(408) 540-3700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NFLX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 4, 2026, Netflix, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). As of April 6, 2026, the Company’s record date, there were a total of 4,210,798,528 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 3,604,956,686 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. For more information about the following proposals, see the Company’s definitive proxy statement, dated April 16, 2026.

The number of votes cast for and against, and the number of abstentions and broker non-votes, as applicable, with respect to each matter voted upon are set forth below.

1. The following individuals were elected at the Annual Meeting to serve as directors until the 2027 annual meeting of stockholders, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard Barton	2,890,552,335	293,569,984	7,344,303	413,490,064
Mathias Döpfner	3,095,564,541	88,255,588	7,646,493	413,490,064
Jay Hoag	2,963,137,418	220,772,675	7,556,529	413,490,064
Leslie Kilgore	3,022,757,483	161,519,241	7,189,898	413,490,064
Strive Masiyiwa	3,065,966,653	116,111,549	9,388,420	413,490,064
Ann Mather	2,974,046,846	209,779,251	7,640,525	413,490,064
Elinor Mertz	2,904,481,384	279,720,178	7,265,060	413,490,064
Greg Peters	3,136,493,251	47,643,671	7,329,700	413,490,064
Ambassador Susan Rice	3,036,111,037	121,282,821	34,072,764	413,490,064
Ted Sarandos	3,136,476,403	47,725,383	7,264,836	413,490,064
Brad Smith	3,053,236,826	130,875,978	7,353,818	413,490,064
Anne Sweeney	3,062,936,509	121,178,117	7,351,996	413,490,064

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was approved.

For	Against	Abstain
3,484,393,106	116,662,723	3,900,857

3. The advisory resolution to approve named executive officer compensation was approved.

For	Against	Abstain	Broker Non-Votes
2,660,768,297	517,268,246	13,430,079	413,490,064

4. The non-binding stockholder proposal entitled, “Proposal 4 - Shareholder Right to Act by Written Consent” was not approved.

For	Against	Abstain	Broker Non-Votes
1,418,042,922	1,760,000,297	13,423,403	413,490,064

5. The non-binding stockholder proposal entitled, “ESG ROI Report” was not approved.

For	Against	Abstain	Broker Non-Votes
33,052,499	3,132,630,314	25,783,809	413,490,064

6. The non-binding stockholder proposal entitled, “Report on Politicized Brand Misalignment” was not approved.

For	Against	Abstain	Broker Non-Votes
30,563,084	3,133,020,650	27,882,888	413,490,064

7. The non-binding stockholder proposal entitled, “Adopt Cumulative Voting” was not approved.

For	Against	Abstain	Broker Non-Votes
95,414,118	3,076,876,412	19,176,092	413,490,064

Item 8.01 Other Events.
On May 29, 2026, the Board of Directors (the “Board”) of the Company appointed Jay Hoag to serve as the Chairman of the Board, effective as of the conclusion of the Annual Meeting. Mr. Hoag previously served as the Board’s Lead Independent Director since 2012 and currently serves as the chair of the Nominating and Governance Committee. The Board determined it will no longer need a separate Lead Independent Director, as Mr. Hoag is an independent director under the applicable rules of the Securities and Exchange Commission and the listing standards of the Nasdaq Stock Market.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.
Date:	June 5, 2026
/s/ David Hyman
David Hyman
Chief Legal Officer and Secretary